UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On February 12, 2018, Greenhill & Co., Inc., a Delaware corporation (“Greenhill”) issued a press release announcing that on February 13, 2018, it plans to launch a modified Dutch auction tender offer (the “Tender Offer”) to repurchase for cash up to $110 million of outstanding shares of its Common Stock, par value $0.01 per share (the “Shares”). In connection with the Tender Offer, Greenhill will file a tender offer statement on Schedule TO (the “Schedule TO”) with the Securities and Exchange Commission (the “SEC”). The Schedule TO will include summary unaudited consolidated statement of financial condition data and selected ratios as of and for the year ended December 31, 2017 (the “Financial Data”). The Financial Data is unaudited and, in the opinion of Greenhill’s management, includes all adjustments necessary for a fair presentation of the data. The Financial Data is not a comprehensive statement of Greenhill’s financial condition as of December 31, 2017, and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. Additional information and disclosures would be required for a more complete understanding of Greenhill’s financial position as of and for the year ended December 31, 2017, which will be included in the Annual Report on Form 10-K for the year ended December 31, 2017, which Greenhill intends to file on or about February 28, 2018. A copy of the Financial Data is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 8 – Other Events

Item 8.01. Other Events.

A copy of the press release announcing the Tender Offer is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Condensed Consolidated Statement of Financial Condition Data of Greenhill & Co., Inc., as of December 31, 2017 and Selected Ratios for the year ended December 31, 2017.

99.2	Press Release of Greenhill & Co., Inc. dated February 12, 2018.

Additional Information and Where to Find It

The Tender Offer described herein has not yet commenced. This Form 8-K and the attached Financial Data and press release are for informational purposes only, are not a recommendation to buy or sell Shares, and do not constitute an offer to buy or the solicitation to sell Shares. The Tender Offer will be made only pursuant to the Offer to Purchase, Letter of Transmittal and related materials that Greenhill expects to file with the SEC. Stockholders should read carefully the Offer to Purchase, Letter of Transmittal and related materials because they contain important information, including the various terms of, and conditions to, the Tender Offer. Once the Tender Offer is commenced, stockholders will be able to obtain a free copy of the Schedule TO, the Offer to

Purchase, Letter of Transmittal and other documents that Greenhill will be filing with the SEC at the SEC’s website at www.sec.gov or the investor information section of Greenhill’s website at www.greenhill.com.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Condensed Consolidated Statement of Financial Condition Data of Greenhill & Co., Inc., as of December 31, 2017 and Selected Ratios for the year ended December 31, 2017.

99.2	Press Release of Greenhill & Co., Inc. dated February 12, 2018.

E-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: February 12, 2018	By:	/s/ Ricardo Lima
	Name:	Ricardo Lima
	Title:	Secretary